PIMCO ETF Trust

Supplement Dated May 1, 2017 to the Actively-Managed Exchange-Traded Funds Prospectus

dated October 31, 2016, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Total Return Active Exchange-Traded Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES IN FUND NAME AND RELATED INVESTMENT POLICY, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Certain changes to the Fund’s name, investment policy, investment objective and principal investment strategies were previously disclosed in a supplement dated March 7, 2017 to the Prospectus and Statement of Additional Information (the “Prior Supplement”). The changes disclosed in the Prior Supplement will be effective on May 17, 2017.

Investors should be aware that, during the Fund’s transition from the principal investment strategies in effect prior to May 17, 2017 to the principal investment strategies effective on that date, as described in the Prior Supplement, certain of the Fund’s holdings may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal conditions, once the new principal investment strategies are fully implemented. As a result, during this transition period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the principal investment strategies described in the Prior Supplement. There is the risk that, during such transition period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.

In addition, effective May 17, 2017, the Fund’s portfolio will be jointly managed by David Braun, Jerome Schneider and Daniel Hyman. Therefore, effective May 17, 2017, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by David Braun, Jerome Schneider and Daniel Hyman. Messrs. Braun, Schneider and Hyman are Managing Directors of PIMCO, and they have managed the Fund since May 2017.

In addition, effective May 17, 2017, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Active Bond Exchange-Traded Fund	David Braun	5/17

Managing Director, PIMCO. Mr. Braun is head of the U.S. financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team. Prior to joining PIMCO in 2009, he was a derivatives portfolio manager and chief risk officer at Hartford Investment Management Company.

PIMCO Active Bond Exchange-Traded Fund	Daniel Hyman	5/17

Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Active Bond Exchange-Traded Fund	Jerome Schneider	5/17

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

PIMCO Enhanced Low Duration Active Exchange-Traded Fund		1/14
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		11/09*
PIMCO Government Limited Maturity Active Exchange-Traded Fund		*
PIMCO Prime Limited Maturity Active Exchange-Traded Fund		*

*	Inception of the Fund.

Investors Should Retain This Supplement For Future Reference

ETF_SUPP1_050117

PIMCO ETF Trust

Supplement Dated May 1, 2017 to the Statement of Additional Information

dated October 31, 2016, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Total Return Active Exchange-Traded Fund (the “Fund”)

Certain changes to the Fund’s name, investment policy, investment objective and principal investment strategies were previously disclosed in a supplement dated March 7, 2017 to the Actively-Managed Exchange-Traded Funds Prospectus and SAI (the “Prior Supplement”). The changes disclosed in the Prior Supplement will be effective on May 17, 2017.

In addition, effective May 17, 2017, the Fund’s portfolio will be jointly managed by David Braun, Jerome Schneider and Daniel Hyman. Therefore, effective May 17, 2017, corresponding changes are made in the tables and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Braun[4]
Registered Investment Companies	5	$4,497.88	0	$0
Other Pooled Investment Vehicles	3	$421.32	0	$0
Other Accounts	169	$53,714.06	3	$1,040.44
Hyman[11]
Registered Investment Companies	5	$4,251.26	0	$0
Other Pooled Investment Vehicles	15	$1,227.95	1	$86.99
Other Accounts	20	$13,158.24	1	$436.44

[4]	Effective May 17, 2017, Mr. Braun co-manages the PIMCO Active Bond Exchange-Traded Fund ($2,580.8 million).
[11]	Effective May 17, 2017, Mr. Hyman co-manages the PIMCO Active Bond Exchange-Traded Fund ($2,580.8 million).

In addition, effective May 17, 2017, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective May 17, 2017, the PIMCO Active Bond Exchange-Traded Fund is jointly managed by David Braun, Jerome Schneider and Daniel Hyman. Information pertaining to accounts managed by Messrs. Braun and Hyman is as of March 31, 2017.

In addition, effective May 17, 2017, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Braun[2]	PIMCO Active Bond Exchange-Traded Fund	None
Hyman[3]	PIMCO Active Bond Exchange-Traded Fund	None

[2]	Effective May 17, 2017, Mr. Braun co-manages the PIMCO Active Bond Exchange-Traded Fund. Information for Mr. Braun pertaining to this Fund is as of March 31, 2017.
[3]	Effective May 17, 2017, Mr. Hyman co-manages the PIMCO Active Bond Exchange-Traded Fund. Information for Mr. Hyman pertaining to this Fund is as of March 31, 2017.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_050117